UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2005

GENEREX BIOTECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25169	98-0178636
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

     On May 26, 2005, Generex Biotechnology Corporation (the “Company”) issued a press release announcing that the Company was advised by the Nasdaq Stock Market that the Company had received an extension to regain compliance with the Nasdaq SmallCap Market’s minimum bid price rule, which is required for continued listing on Nasdaq. A copy of the press release is attached as an exhibit to this report.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press release of Generex Biotechnology Corporation issued May 26, 2005

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION

Dated: May 26, 2005	By:	/s/ Rose C. Perri

Chief Operating Officer and
Chief Financial Officer
(principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Generex Biotechnology Corporation issued May 26, 2005